Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-17939) and in the related Prospectus of MoneyGram Payment Systems, Inc. of our report dated March 14, 1997, with respect to the financial statements of MoneyGram Payment Systems, Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 1996.

                                                Ernst & Young LLP

New York, New York
March 31, 1997